Exhibit 99.1

Mentor Graphics Announces Third Quarter Results

    WILSONVILLE, Ore.--(BUSINESS WIRE)--Oct. 21, 2004--Mentor Graphics Corporation (Nasdaq:MENT) today announced third quarter pro forma diluted earnings per share were $.05, on revenue of $162 million. On a GAAP basis, the company reported a loss of $.08 per share, driven lower primarily by special charges for in-process R&D associated with the acquisition of 0-In Design Automation. Revenue grew 3% over the year ago quarter, while bookings grew 2%.
    "Although growth in the third quarter was slow, it was primarily due to the timing of major orders," said Walden C. Rhines, chairman and CEO of Mentor Graphics. "Year-to-date bookings have grown over 8% and we expect an all-time record level in fourth quarter and full year bookings growth of 10%."
    On Oct. 19, the company announced design-for-manufacturing (DFM) enhancements to its flagship Calibre(R) product line, as well as announced plans for more DFM products to be delivered in 2005. The company believes that DFM is a significant opportunity for the industry as customers struggle with achieving acceptable yield on advanced processes.
    By geography, PacRim was particularly robust. Bookings in PacRim climbed 20%, North America was up 5%, and Europe was down 10%. Japan was flat, but continued at bookings levels nearly double the historical rate of the late 1990s. Revenue by region was 40% Americas, 30% Europe, 20% Japan, and 10% Pacific Rim.
    By product line, Scalable Verification(TM) bookings rose 40% over the year ago quarter, driven by strength in the ModelSim(R) product line. During the quarter, the company launched ModelSim(R) 6.0 with enhancements to support standards and assertion-based methodologies. Systems bookings rose 10% with particular strength in high speed design, up over 100% and in the Expedition(TM) product line. Design to Silicon bookings were down 20% and new and emerging products fell 25%. During the quarter, Mentor won 4 new customers for TestKompress(R) as well as a major order for Platform Express(TM).
    Book-to-bill was below 1.0. Pro forma gross margin was 86%. Gross margin on a GAAP basis was 84%.
    "Customer interest in the 0-In acquisition is as strong as I've ever seen interest in a newly acquired product line," said Gregory K. Hinckley, president of Mentor Graphics. "We expect as we fully integrate 0-In into our Scalable Verification Platform that we'll see continued market share gains in the verification space."

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $700 million and employs approximately 3,800 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: http://www.mentor.com/.

    In the calculation of pro forma earnings, gross margin and operating expenses, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments, as well as income tax expense in excess of a normalized 17% effective tax rate. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
    These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics' overall performance.
    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements based on current expectations within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to successfully offer products and services that compete in the highly competitive EDA industry including the risk that the Company's technology, products or inventory become obsolete; (ii) the Company's ability to successfully integrate and manage its acquisitions, (iii) changes in accounting or reporting rules or interpretations, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) changes in tax laws, regulations or enforcement practices where the Company does business; (v) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (vi) economic uncertainty and (vii) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)


                                Three Months Ended  Nine Months Ended
                                   September 30,      September 30,
                                ------------------ -------------------
                                    2004     2003      2004      2003
                                 -------- --------  -------- ---------
Revenues:
  System and software           $ 89,933 $ 86,166  $282,545 $ 265,769
  Service and support             72,027   70,785   213,462   207,990
                                 -------- --------  -------- ---------

         Total revenues          161,960  156,951   496,007   473,759
                                 -------- --------  -------- ---------
Cost of revenues:
  System and software              2,615    5,945    11,800    15,541
  Service and support             20,320   20,344    59,494    61,805
  Amortization of purchased
   technology                      2,672    2,319     7,642     6,797
                                 -------- --------  -------- ---------

         Total cost of revenues   25,607   28,608    78,936    84,143
                                 -------- --------  -------- ---------

         Gross margin            136,353  128,343   417,071   389,616
                                 -------- --------  -------- ---------
Operating expenses:
  Research and development        50,990   46,522   147,695   133,363
  Marketing and selling           63,304   57,781   191,055   175,678
  General and administration      18,120   18,011    55,430    54,154
  Amortization of intangible
   assets                            916      899     2,488     2,975
  Emulation litigation
   settlement                          -   20,264         -    20,264
  Special charges                  7,797    5,008    12,020     8,171
                                 -------- --------  -------- ---------

         Total operating
          expenses               141,127  148,485   408,688   394,605
                                 -------- --------  -------- ---------

Operating income (loss)           (4,774) (20,142)    8,383    (4,989)
  Other income, net                2,479    2,096     5,699     4,508
  Interest expense                (4,755)  (4,525)  (13,781)  (12,499)
                                 -------- --------  -------- ---------

  Income (loss) before income
   taxes                          (7,050) (22,571)      301   (12,980)
  Income tax expense (benefit)    (1,304)  (9,781)   36,665    (7,863)
                                 -------- --------  -------- ---------

         Net loss               $ (5,746)$(12,790) $(36,364)$  (5,117)
                                 ======== ========  ======== =========

  Net loss per share:
         Basic                  $   (.08)$   (.19) $   (.51)$    (.08)
                                 ======== ========  ======== =========
         Diluted                $   (.08)$   (.19) $   (.51)$    (.08)
                                 ======== ========  ======== =========

  Weighted average number of
   shares outstanding:
         Basic                    73,213   67,886    71,045    67,554
                                 ======== ========  ======== =========
         Diluted                  73,213   67,886    71,045    67,554
                                 ======== ========  ======== =========


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)


                                 Three Months Ended September 30, 2004
                                     GAAP     Adjustments    Pro Forma
                                   -----------------------------------
Revenues:
  System and software              $ 89,933  $       -       $ 89,933
  Service and support                72,027          -         72,027
                                    --------  ---------       --------

       Total revenues               161,960          -        161,960
                                    --------  ---------       --------
Cost of revenues:
  System and software                 2,615          -          2,615
  Service and support                20,320          -         20,320
  Amortization of purchased
   technology                         2,672     (2,672)(1)          -
                                    --------  ---------       --------

       Total cost of revenues        25,607     (2,672)        22,935
                                    --------  ---------       --------

       Gross margin                 136,353      2,672        139,025
                                    --------  ---------       --------

       Gross margin percentage         84.2%                    85.8%
                                    --------                 --------
Operating expenses:
  Research and development           50,990          -         50,990
  Marketing and selling              63,304          -         63,304
  General and administration         18,120          -         18,120
  Amortization of intangible assets     916       (916)(1)          -
  Special charges                     7,797     (7,797)(2)          -
                                    --------  ---------       --------

       Total operating expenses     141,127     (8,713)       132,414
                                    --------  ---------       --------

Operating income (loss)              (4,774)    11,385          6,611
  Other income, net                   2,479          -          2,479
  Interest expense                   (4,755)         -         (4,755)
                                    --------  ---------       --------

  Income (loss) before income taxes  (7,050)    11,385          4,335
  Income tax expense (benefit)       (1,304)     2,041(3)         737
                                    --------  ---------       --------

       Net income (loss)           $ (5,746) $   9,344       $  3,598
                                    ========  =========       ========

  Net income (loss) per share:
       Basic                       $   (.08)                $    .05
                                    ========                 ========
       Diluted                     $   (.08)                $    .05
                                    ========                 ========
  Weighted average number of
   shares outstanding:
       Basic                         73,213                   73,213
                                    ========                 ========
       Diluted                       73,213                   75,048
                                    ========                 ========

----------------------------------------------------------------------
(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.

(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2004.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)


                                 Three Months Ended September 30, 2003
                                        GAAP    Adjustments  Pro Forma
                                      --------------------------------
Revenues:
  System and software                 $ 86,166  $       -    $ 86,166
  Service and support                   70,785          -      70,785
                                       --------  ---------    --------

       Total revenues                  156,951          -     156,951
                                       --------  ---------    --------
Cost of revenues:
  System and software                    5,945          -       5,945
  Service and support                   20,344          -      20,344
  Amortization of purchased technology   2,319     (2,319)(1)       -
                                       --------  ---------    --------

       Total cost of revenues           28,608     (2,319)     26,289
                                       --------  ---------    --------

       Gross margin                    128,343      2,319     130,662
                                       --------  ---------    --------

       Gross margin percentage            81.8%                 83.3%
                                       --------              --------
Operating expenses:
  Research and development              46,522          -      46,522
  Marketing and selling                 57,781          -      57,781
  General and administration            18,011          -      18,011
  Amortization of intangible assets        899       (899)(1)       -
  Emulation litigation settlement       20,264    (20,264)          -
  Special charges                        5,008     (5,008)(2)       -
                                       --------  ---------    --------

       Total operating expenses        148,485    (26,171)    122,314
                                       --------  ---------    --------

Operating income (loss)                (20,142)    28,490       8,348
  Other income, net                      2,096          -       2,096
  Interest expense                      (4,525)         -      (4,525)
                                       --------  ---------    --------

  Income (loss) before income taxes    (22,571)    28,490       5,919
  Income tax expense (benefit)          (9,781)    10,965(3)    1,184
                                       --------  ---------    --------

       Net income (loss)              $(12,790) $  17,525    $  4,735
                                       ========  =========    ========

  Net income (loss) per share:
       Basic                          $   (.19)             $    .07
                                       ========              ========
       Diluted                        $   (.19)             $    .07
                                       ========              ========
  Weighted average number of shares
   outstanding:
       Basic                            67,886                67,886
                                       ========              ========
       Diluted                          67,886                71,380

                                       ========              ========

----------------------------------------------------------------------
(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.

(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 20% for 2003.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
      (In thousands, except earnings per share data - Unaudited)


                                  Nine Months Ended September 30, 2004
                                      GAAP     Adjustments   Pro Forma
                                     ---------------------------------
Revenues:
  System and software                $282,545  $       -    $ 282,545
  Service and support                 213,462          -      213,462
                                      --------  ---------    ---------

       Total revenues                 496,007          -      496,007
                                      --------  ---------    ---------
Cost of revenues:
  System and software                  11,800          -       11,800
  Service and support                  59,494          -       59,494
  Amortization of purchased
   technology                           7,642     (7,642)(1)        -
                                      --------  ---------    ---------

       Total cost of revenues          78,936     (7,642)      71,294
                                      --------  ---------    ---------

       Gross margin                   417,071      7,642      424,713
                                      --------  ---------    ---------

       Gross margin percentage           84.1%                  85.6%
                                      --------              ---------
Operating expenses:
  Research and development            147,695          -      147,695
  Marketing and selling               191,055          -      191,055
  General and administration           55,430          -       55,430
  Amortization of intangible assets     2,488     (2,488)(1)        -
  Special charges                      12,020    (12,020)(2)        -
                                      --------  ---------    ---------

       Total operating expenses       408,688    (14,508)     394,180
                                      --------  ---------    ---------

Operating income                        8,383     22,150       30,533
  Other income, net                     5,699          -        5,699
  Interest expense                    (13,781)         -      (13,781)
                                      --------  ---------    ---------

  Income before income taxes              301     22,150       22,451
  Income tax expense (benefit)         36,665    (32,848)(3)    3,817
                                      --------  ---------    ---------

       Net income (loss)             $(36,364) $  54,998    $  18,634
                                      ========  =========    =========

  Net income (loss) per share:
       Basic                         $   (.51)             $     .26
                                      ========              =========
       Diluted                       $   (.51)             $     .25
                                      ========              =========
  Weighted average number of
   shares outstanding:
       Basic                           71,045                 71,045
                                      ========              =========
       Diluted                         71,045                 74,181
                                      ========              =========

----------------------------------------------------------------------

(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.

(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2004.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
      (In thousands, except earnings per share data - Unaudited)


                                  Nine Months Ended September 30, 2003
                                     GAAP      Adjustments   Pro Forma
                                    ----------------------------------
Revenues:
  System and software               $ 265,769  $       -    $ 265,769
  Service and support                 207,990          -      207,990
                                     ---------  ---------    ---------

       Total revenues                 473,759          -      473,759
                                     ---------  ---------    ---------
Cost of revenues:
  System and software                  15,541          -       15,541
  Service and support                  61,805          -       61,805
  Amortization of purchased
   technology                           6,797     (6,797)(1)        -
                                     ---------  ---------    ---------

       Total cost of revenues          84,143     (6,797)      77,346
                                     ---------  ---------    ---------

       Gross margin                   389,616      6,797      396,413
                                     ---------  ---------    ---------

       Gross margin percentage           82.2%                  83.7%
                                     ---------              ---------
Operating expenses:
  Research and development            133,363          -      133,363
  Marketing and selling               175,678          -      175,678
  General and administration           54,154          -       54,154
  Amortization of intangible assets     2,975     (2,975)(1)        -
  Emulation litigation settlement      20,264    (20,264)           -
  Special charges                       8,171     (8,171)(2)        -
                                     ---------  ---------    ---------

       Total operating expenses       394,605    (31,410)     363,195
                                     ---------  ---------    ---------

Operating income (loss)                (4,989)    38,207       33,218
  Other income, net                     4,508          -        4,508
  Interest expense                    (12,499)         -      (12,499)
                                     ---------  ---------    ---------

  Income (loss) before income taxes   (12,980)    38,207       25,227
  Income tax expense (benefit)         (7,863)    12,908(3)     5,045
                                     ---------  ---------    ---------

       Net income (loss)            $  (5,117) $  25,299    $  20,182
                                     =========  =========    =========

  Net income (loss) per share:
       Basic                        $    (.08)             $     .30
                                     =========              =========
       Diluted                      $    (.08)             $     .29
                                     =========              =========
  Weighted average number of
   shares outstanding:
       Basic                           67,554                 67,554
                                     =========              =========
       Diluted                         67,554                 70,032
                                     =========              =========

----------------------------------------------------------------------

(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.

(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 20% for 2003.



                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)


                                                   As of        As of
                                            September 30, December 31,
                                                    2004         2003
----------------------------------------------------------------------
Assets
Current assets:
  Cash and short-term investments             $  100,990   $   71,324
  Trade accounts receivable, net                  88,407      104,043
  Term receivables, short-term                   122,797      119,627
  Prepaid expenses and other                      31,947       27,164
  Deferred income taxes                           17,566       18,787
                                               ----------   ----------

       Total current assets                      361,707      340,945
Property, plant and equipment, net                88,596       91,350
Term receivables, long-term                      106,874       98,207
Goodwill and intangibles, net                    375,706      326,281
Other assets                                      47,745       83,905
                                               ----------   ----------
       Total assets                           $  980,628   $  940,688
                                               ==========   ==========
Liabilities and Stockholders' Equity
Current liabilities:
  Short-term borrowings                       $    9,257   $    6,910
  Accounts payable                                16,734       18,105
  Income taxes payable                            38,803       35,122
  Accrued payroll and related liabilities         59,863       80,484
  Accrued liabilities                             38,899       37,719
  Deferred revenue                               102,930       74,662
                                               ----------   ----------
       Total current liabilities                 266,486      253,002
Long-term notes payable                          285,217      286,768
Other long-term liabilities                       19,561       23,161
                                               ----------   ----------
       Total liabilities                         571,264      562,931
                                               ----------   ----------

Minority Interest                                      -        3,391
Stockholders' equity:
  Common stock                                   361,754      294,180
  Deferred compensation                             (812)      (2,601)
  Retained earnings                               23,903       57,800
  Accumulated other comprehensive income          24,519       24,987
                                               ----------   ----------
       Total stockholders' equity                409,364      374,366
                                               ----------   ----------
       Total liabilities and stockholders'
        equity                                $  980,628   $  940,688
                                               ==========   ==========



                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)


                                Three Months Ended  Nine Months Ended
                                   September 30,       September 30,
                              ----------------------------------------
                                    2004     2003     2004       2003
                               ---------- -------- -------- ----------
Operating Cash Flows:
Net loss                      $   (5,746)$(12,790)$(36,364)$   (5,117)
   Depreciation and
    amortization                  11,465   12,057   32,278     36,098
   Other adjustments to
    reconcile operating
    cash                           1,930      219   34,855     (2,583)
   Changes in working capital     14,463  (32,094)   7,137    (34,792)
                               ---------- -------- -------- ----------

Net cash provided (used) by
 operating activities             22,112  (32,608)  37,906     (6,394)
Net cash used in investing
 activities                      (27,805)  (5,715) (51,034)   (25,189)
Net cash provided by financing
 activities                        5,931   76,408   20,015     81,998
Effect of exchange rate
 changes on cash and cash
 equivalents                           4      601      (49)       727
                               ---------- -------- -------- ----------
Net change in cash and cash
 equivalents                         242   38,686    6,838     51,142
Cash and cash equivalents at
 beginning of period              74,929   47,425   68,333     34,969
                               ---------- -------- -------- ----------
Cash and cash equivalents at
 end of period                $   75,171 $ 86,111 $ 75,171 $   86,111
                               ========== ======== ======== ==========

Supplemental disclosure of
 cash flow information:
Common stock issued in
 connection with an
 acquisition                      49,576        -   49,576          -




                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
     (In thousands, except for days sales outstanding - Unaudited)


                            Three Months Ended     Nine Months Ended
                               September 30,         September 30,
                           --------------------- ---------------------
                                2004       2003       2004       2003
                            ---------  ---------  ---------  ---------
Geographic Revenue:
  Americas                 $  68,653  $  70,740  $ 216,575  $ 227,027
                                42.4%      45.1%      43.7%      47.9%
  Europe                   $  47,637  $  44,120  $ 134,757  $ 133,380
                                29.4%      28.0%      27.2%      28.2%
  Japan                    $  31,337  $  29,902  $  98,490  $  74,591
                                19.3%      19.1%      19.8%      15.7%
  PacRim                   $  14,333  $  12,189  $  46,185  $  38,761
Other Data:                      8.9%       7.8%       9.3%       8.2%
  Capital expenditures     $   7,887  $   5,381  $  16,833  $  14,343
  Days sales outstanding         117        104          -          -

    CONTACT: Mentor Graphics
             Ryerson Schwark, 503-685-1462
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennis_weldon@mentor.com